UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2008

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State of Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA	19512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On November 11, 2008, National Penn Bancshares, Inc. announced its participation in the B. Riley Commercial Bank Conference being held in New York on November 18, 2008.

The text of National Penn’s presentation and the slide presentation which accompanies the presentation are furnished in this report, pursuant to this Item 8.01, as Exhibit 99.1, and are incorporated herein by reference.

Without limiting the generality of the foregoing, the text of the slide entitled “Safe Harbor Regarding Forward Looking Statements” is incorporated by reference into this Item 8.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	November 18, 2008	By:	/s/ Glenn E. Moyer
			Name:	Glenn E. Moyer
			Title:	President and CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text and Slide Presentation for National Penn Bancshares, Inc. made on November 18, 2008 at 3:25 p.m. (EST) (filed pursuant to Item 8.01 hereof).